EXHIBIT 10.hh

                                                    CORPORATE GUARANTY AGREEMENT
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         This CORPORATE GUARANTY AGREEMENT (this "Guaranty") is made as of
December 4,1998 by COMMODORE HOLDINGS LIMITED, a Bermuda company (the "Guarantor"), in favor of KEY CORP LEASING, a Division of Key Corporate Capital Inc., a Michigan corporation ("KCL") and assigns.

                                 R E C I T A L S

         1. AZURE INVESTMENTS, INC. (the "Borrower") has executed a Promissory Note, First Preferred Marine Mortgage and Loan and Security Agreement (the "Security Agreement"), ISD Master Agreement ("Swap Contract") and related loan documents dated December 4, 1998, under which KCL is lender (collectively the "Loan" and the "Loan Documents"); and

         2. Guarantor will derive substantial and direct benefits (which benefits are hereby acknowledged) from the Loan and other benefits provided to Borrower under the Loan; and

         3. It is a condition precedent to KCL's obligation as lender that this Guaranty be executed and delivered to KCL and be and remain in full force and effect until the Loan is paid in full.

                                A G R E E M E N T

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of, and in order to induce KCL to participate in the transactions described above:

         Section 1. GUARANTY. Guarantor hereby (i) unconditionally and irrevocably guarantees to KCL the full and prompt performance by Borrower of all obligations which Borrower currently or hereafter may have to KCL under the Loan, including, without limitation, the payment when due of all payments (including without limitation, principal and interest due on the indebtedness) and all other sums currently or hereafter owing by Borrower to KCL thereunder, and (ii) agrees to indemnify KCL against losses KCL may sustain and expenses KCL may incur as a result of any breach, non-performance or default by Borrower under the Loan and/or as a result of the enforcement or attempted enforcement by KCL of any of its rights against Guarantor hereunder. Guarantor expressly waives the right to assert defenses, setoffs and counterclaims, in any action or proceeding, in any court, arising on, out of, under, by virtue of, or in any way relating to the Loan, this Guaranty or the transactions contemplated thereby or hereby, and agrees that this Guaranty shall be valid, enforceable and unconditionally binding upon Guarantor regardless of: (a) the reorganization, merger or consolidation of Borrower into or with another entity, corporate or otherwise, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Borrower to any other person or party; (b) the

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dissolution of Borrower, Guarantor or any Other Guarantor (as defined in
Section 6 herein); (c) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Borrower, Guarantor or any Other Guarantor; (d) the granting by KCL of any indulgences or extensions to Borrower, Guarantor or any Other Guarantor; (e) the assertion by KCL against Borrower, Guarantor or any Other Guarantor of any of KCL's rights and remedies provided for under the Loan or existing in its favor in law, equity or bankruptcy; (f) the release of Borrower, Guarantor or any Other Guarantor from any obligations under the Loan, this Guaranty or any Other Guarantees (as defined in Section 6 herein) by KCL or by operation of law or other-wise; (g) any invalidity, irregularity, defect or unenforceability of any provision of the Loan, this Guaranty or any Other Guarantees; or (h) the destruction, sale, modification or alteration of the Vessel. Guarantor confirms that the foregoing waiver is informed and voluntary.

         Section 2. WAIVERS. Guarantor hereby waives notice of and consents to
(i) all of the provisions of the Loan, and any amendments, qualifications and extensions thereof, and any actions taken thereunder, and (ii) execution by Borrower of the foregoing documents and of any other agreements, documents and instruments executed by Borrower in connection therewith. Guarantor further waives notice of KCL's acceptance of this Guaranty, of any default and non-payment and/or non-performance by Borrower under the Loan, of presentment, protest and demand, and of an other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the term of the Loan or of the terms and conditions of the Loan. Guarantor hereby expressly waives all notice of and consents to any such renewal, modification or extension, and to the execution by Borrower of any documents pertaining to any such renewal, modification or extension. Guarantor further agrees that Guarantor's liability under this Guaranty shall be absolute, primary and direct, and that KCL shall not be required to pursue any right or remedy it may have against Borrower under the Loan or otherwise (and shall not be required first to commence any action or obtain any judgment against Borrower) before enforcing this Guaranty against Guarantor. Guarantor hereby agrees that the failure of KCL to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of the Loan, or to exercise any of its rights thereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect and shall be enforceable under this Guaranty. No delay or failure by KCL to exercise any right or remedy against any Other Guarantor will be construed as a waiver of that right or remedy or as a waiver of any right or remedy against Guarantor. All remedies of KCL against the Borrower, Guarantor and the Other Guarantors are cumulative. Receipt by KCL of any payments or other sums payable under the Loan with knowledge that Borrower has breached any of the terms, provisions or covenants of the Loan shall not be deemed to be a waiver by KCL of such breach, or a release or relinquishment of any claim for future performance under the Loan or this Guaranty.

         Section 3. REPRESENTATIONS. Guarantor warrants and represents to KCL that the execution, delivery and performance of this Guaranty will not result in a breach of, or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance


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upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound.

         Section 4. ASSIGNMENT. No assignment or other transfer by KCL or Borrower of any interest, right or obligation under the Loan, or assumption by any third party of the obligations of Borrower under the Loan, shall extinguish or diminish the unconditional, irrevocable, absolute, primary and direct liability of Guarantor under this Guaranty, Guarantor hereby consenting to and waiving all notice of any such assignment, transfer or assumption.

         Section 5. SUBROGATION. Guarantor specifically waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person or entity directly or contingently liable for the payments and other obligations guaranteed hereunder, or against or with respect to the Borrower's property (including, without limitation, property collateralizing the Loan), arising from the existence or performance of this Guaranty.

         Section 6. UNCONDITIONAL GUARANTY. The liability of Guarantor under this Guaranty, and of any other guarantors (the "Other Guarantors"), if any, under guarantees (the "Other Guarantees") given in favor of KCL in connection with the Loan, shall be joint and several and shall be irrevocable, unconditional and absolute, continuing in full force and effect according to its terms, until all of the obligations hereby guaranteed have been fully satisfied. The release or modification of any or all of the Other Guarantees shall in no way modify, release, or affect Guarantor under this Guaranty. Guarantor covenants and agrees that any indebtedness of Borrower to Guarantor is hereby subordinated to the obligations of Borrower to KCL, and that after any Event of Default under the Loan Documents, Guarantor shall hold any funds received from Borrower in trust for KCL to satisfy the obligations of Borrower to KCL. This subordination of the indebtedness and other obligations shall continue until all of the Loan obligations have been paid, performed and satisfied in full.

         Section 7. ASSIGNMENT BY KCL. This Guaranty is assignable by KCL without notice to Guarantor and Guarantor consents thereto. Guarantor's obligations under this Guaranty may not be delegated to any other person or entity without the prior written consent of KCL. Any assignee of KCL shall have all of the rights of KCL hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of KCL, and its successors and assigns, and shall be binding upon Guarantor and its heirs, administrators, successors and assigns.

         Section 8. SEVERABILITY. If any provision of this Guaranty is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent that it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be construed liberally in favor of KCL in order to effect the provisions hereof.

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         Section 9. PAYMENT IN DOLLARS; JUDGMENT CURRENCY. This Guaranty is made by the Guarantor in connection with the Loan in which the specification of U.S. Dollars and payment at the designated place of payment is of the essence, and U.S. Dollars shall be the currency of accounting in all events. The payment obligations of the Guarantor under this Guaranty shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to U.S. Dollars and transferred to the designated place of payment under normal banking procedures does not yield the amount of U.S. Dollars due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into another currency (the "Judgment Currency"), the rate of exchange which shall be applied shall be that at which, in accordance with normal banking procedures, the party entitled thereto could purchase U.S. Dollars with the Judgment Currency at a bank located in the City of New York on the business day on which such payment is received. The obligation of the Guarantor in respect of any such sum due from it to any party hereunder shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the business day of receipt by such party of any sum adjudged to be due hereunder in the Judgement Currency such party may, in accordance with normal banking procedures, purchase and transfer to a bank in the City of New York U.S. Dollars with the amount of the Judgement Currency so adjudged to be due. Guarantor hereby agrees, as a separate obligation and notwithstanding any such judgement, to indemnify
KCL against, and to pay KCL on demand, U.S. Dollars, in the amount equal to any difference between the sum originally due to KCL in U.S. Dollars and the amount of U.S. Dollars so purchased and transferred.

         Section 10. CONSENTS AND REGISTRATIONS. Until payment and performance in full of all of the obligations hereunder, the Guarantor will obtain at any time and from time to time all exchange control authorizations and all other authorizations, licenses, consents, registrations and approvals as shall now or hereafter be necessary under or in connection with its making and performance of this Guaranty.

         Section 11. WITHHOLDING TAXES. Each payment to be made by the Guarantor under this Guaranty shall be made free and clear of, and without deductions or withholding of, or on account of, any present or future taxes, duties, assessments or charges of whatsoever nature together with any liabilities (including penalties, interest and expenses) in respect thereof imposed or levied on or on behalf of the government of Bermuda or any political subdivision thereof or any authority or agency thereof having the power to tax ("Bermuda Withholding Taxes") unless such deduction or withholding is required by the laws of Bermuda or any province or political subdivision. If the payment of Bermuda Withholding Taxes is required, the Guarantor shall either: (i) pay any such additional amount to KCL as may be necessary to ensure that KCL receive and retain a net sum after such deduction, withholding or payment of Bermuda Withholding Taxes, equal to the sum that KCL would have received and retained had no such deduction or withholding of Bermuda Withholding Taxes been made or required to be made and promptly deliver to KCL the forms prescribed by the relevant authority of such Bermuda Withholding Taxes; or (ii) pay the full amount of Bermuda Withholding Taxes due to the relevant authority within the time provided thereunder, or within ten (10) days of demand therefore by KCL, in accordance with Applicable Law, without recourse against KCL, and



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deliver to KCL proof of payment of such Bermuda Withholding Taxes within twenty
(20) days of demand therefore by KCL. Guarantor hereby agrees to indemnify and hold harmless KCL on an after-tax basis, for any Bermuda Withholding Taxes that become payable and/or are paid by KCL in respect of any payment made by Guarantor under this Guaranty, KCL shall promptly notify the Guarantor of any Bermuda Withholding Taxes in respect of which it has paid or received an assessment or reassessment from any Bermuda taxing authority and for which the Guarantor is required to indemnify KCL and of the amount payable to KCL by the Guarantor, and the Guarantor shall indemnify KCL within ten (10) days of the receipt of such notice. KCL shall reasonably determine the amount payable to it.

         In the event KCL contests the assessment of any Bermuda Withholding Taxes for which it has received indemnification or reimbursement from the Guarantor under this Section 11, and such Bermuda Withholding Taxes are refunded to KCL by any Bermuda taxing authority, KCL shall repay, to the extent of such refund received by it, as determined after taking into account any tax detriments and benefits reasonably expected to be realized by KCL by reason of such refund and repayment, any amounts paid by the Guarantor under this Section
11. The Guarantor shall not be liable for and shall not reimburse or indemnify KCL for any present or future taxes, duties, assessments or charges of whatsoever nature together with any liabilities (including penalties, interest and expenses) in respect thereof imposed or levied by or on behalf of the government of Bermuda or any political subdivision thereof or any authority or agency therein or thereof having the power to tax to the extent that any such item is imposed or levied as a result of KCL (i) being organized under the laws of, being a resident in or being connected with Bermuda otherwise than by reason of the transactions contemplated by the Loan; or (ii) being a person who is not dealing at arm's length with the Guarantor. The Guarantor's obligations under this Section 11 shall survive the termination of this Guaranty and the payment of all amounts payable under the other provisions of this Guaranty.

         Section 12. TERM OF AGREEMENT. This Guaranty and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of Borrower's obligations under the Loan shall be paid in full and all of the agreements of the Borrower in respect of the Loan shall be duly performed or complied with, after which this Guaranty shall terminate and be of no force and effect against the Guarantor, except as otherwise expressly provided herein.

         Section 13. MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Guaranty may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

                  (b) GOVERNING LAW. THIS GUARANTY SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION,



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VALIDITY AND PERFORMANCE. THE GUARANTY HAS BEEN EXECUTED AND DELIVERED IN THE
STATE OF NEW YORK.

                  (c) SUCCESSORS AND ASSIGN. This Guaranty shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Except as expressly provided herein or in the Loan, no party hereto may otherwise assign their interests without the consent of the parties hereto.

                  (d) HEADINGS. The headings of the sections of this Guaranty are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                  (e) NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail and courier service,
(ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (iii) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (i) or (ii) above, in each case addressed to:

         Guarantor at

                  Commodore Holdings Limited
                  4000 Hollywood Boulevard
                  Suite 385-S, South Tower
                  Hollywood, Florida 33021

         with a copy to

                  Kathleen L. Deutsch, P.A.
                  Broad and Cassel
                  201 South Biscayne Boulevard, Suite 3000
                  Miami, Florida 33131

         lender at

                  KeyCorp Leasing, a Division of Key Corporate Capital Inc.
                  Attention: Account Manager
                  54 State Street, 9th Floor
                  Albany, New York 12207


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         With a copy to

                  Richard J. Schroeder
                  Davis Wright Tremaine LLP
                  1501 Fourth Avenue, 26th Floor
                  Seattle, Washington 98101

or at such other address as either party may from time to time designate by written notice to the other party.

                  (f) WAIVER. No waiver of any of the terms and conditions of this Guaranty and no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute the waiver of any rights of the parties hereto. No failure, delay in or partial exercise of any right, power or privilege hereunder shall operate as a waiver thereof or preclude any other or further exercise of any other right, power or privilege hereunder.

                  (g) ENFORCEMENT. The Guarantor agrees to pay all reasonable out-of-pocket costs and expenses incurred by or on behalf of KCL or its successors or assigns in connection with the enforcement hereof against the Guarantor (including, without limitation, the reasonable fees and disbursements of counsel). The Guarantor agrees that the parties hereto may bring suit against the Guarantor without joining the Borrower.

                  (h) ACTIONS AND PROCEEDINGS. Any legal action or proceeding against the Guarantor with respect to this Guaranty may be brought in such of the courts of competent jurisdiction of the State of New York in the City of Albany or in the United States District Court for the Northern District of New York as KCL or its successors and assigns may elect, and by execution and delivery of this Guaranty, Guarantor irrevocably submits to the nonexclusive jurisdiction of such courts, and to appellate courts therefrom, and, in the case of any such legal action or proceeding brought in the above-named New York courts, Guarantor hereby irrevocably consents to the service of process by the mailing of copies thereof by registered mail, postage prepaid, to the Guarantor at its address as provided in Section 13(e) hereof, or by any other means permitted by Applicable Law. If it becomes necessary for the purpose of service of process out of any such courts, Guarantor shall take all such action as may be required to authorize a special agent to receive, for and on behalf of Guarantor, service of process in any such legal action or proceeding, and shall take all such action as may be necessary to continue said appointment in full force and effect so that Guarantor will at all times have an agent for service of process for the above purposes in New York, New York. To the extent permitted by Applicable Law, a final, unappealable judgment (a certified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Guarantor to KCL) against the Guarantor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on an unsatisfied judgment. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any of the above-named courts or from any Bermuda court or from any legal process therein, the Guarantor hereby irrevocably waives such immunity, and the Guarantor hereby irrevocably waives and agrees not to assert, by way of



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motion, as a defense or otherwise, in any legal action or proceeding brought hereunder in any of the above-named courts or in any Bermuda court: (i) the defense of sovereign immunity; (ii) any claim that it is not personally subject to the jurisdiction of the above-named courts or any Bermuda court by reason of sovereign immunity or otherwise; (iii) that it or any of its property is immune from the above-described legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise),
(iv) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Guaranty or any other document evidencing the Loan may not be enforced in or by such courts; or
(v) any defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to a final, unappealable judgment of any court having jurisdiction. Nothing in these provisions shall limit any right of KCL to bring actions, suits or proceedings in the courts of any other jurisdiction. The Guarantor expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of New York and of the United States of America and of Bermuda and in particular under the United States Foreign Sovereign Immunities Act of 1976, and that the provisions of this Section 13(h) constitute, inter alia, a special arrangement for service between the parties hereto under said Act.

                  (i) CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meaning given them in the Security Agreement,

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the 4th day of December, 1998.

COMMODORE HOLDINGS LIMITED

By: /S/ FREDERICK A. MAYER
    ------------------------------------
Name: Frederick A. Mayer
Title: Vice Chairman of the Board & CEO


STATE OF NEW YORK
                  ss.
COUNTY OF NEW YORK

         On this 4th day of December, 1998, before me, a Notary Public in and for the State of New York, personally appeared Frederick A. Mayer personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that s/he was authorized to execute the instrument, and acknowledged it as the Vice Chairman of the Board & CEO of COMMODORE HOLDINGS LIMITED, to be the free and voluntary act and deed of said company for the uses and purposes mentioned in the instrument.



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         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                        /S/ LESLIE MAJER
                                        ----------------------------------------
                                        NOTARY PUBLIC in and for the State of
                                        New York, residing at __________________
                                        My appointment expires OCTOBER 31, 1999

                                        Print Name LESLIE MAJER

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